UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

WellPoint, Inc. (the “Company”) will change the segments used in its financial reporting to reflect a realignment of its organizational structure, using three new reportable segments: Commercial and Specialty Business, Government Business and Other. The Commercial and Specialty Business segment is comprised of the Local Group, National Accounts, Individual and Specialty businesses. The Government Business segment is comprised of the Medicaid and Medicare businesses, National Government Services and the Federal Employee Program. The Other segment is comprised of certain other businesses that do not meet the quantitative thresholds for separate reportable segment disclosure and the Company’s unallocated corporate expenses. This change will be reflected in the reported results for the second quarter ending June 30, 2013.

Furnished herewith as Exhibit 99.1 is the Company’s press release that contains certain unaudited historical financial results for fiscal years 2011 and 2012, as well as quarterly data for fiscal year 2012 and the first quarter of 2013, revised to reflect the new segment reporting structure. The changes in the reportable segment structure affect only the manner in which the results of the Company’s reportable segments were previously reported and have no impact on reported net income or earnings per share for any period. This Form 8-K does not revise or restate information previously reported in the Company’s Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements of Cash Flows or Consolidated Statements of Shareholders’ Equity for any period.

Exhibit 99.1 furnished with this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	Press release dated June 26, 2013 announcing WellPoint, Inc.’s new reportable segments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2013

WELLPOINT, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated June 26, 2013 announcing WellPoint, Inc.’s new reportable segments.